Exhibit 10.4

AMENDMENT TO WARRANT

This AMENDMENT TO WARRANT (this "Amendment to Warrant") amends that certain Warrant to Purchase Shares of Common Stock (the "Warrant") of ANTs software inc., a Delaware corporation ("Company"), issued on March 22, 2010 and represented by Warrant Certificate No. 600.

WHEREAS, Company issued the Warrant to Fletcher International, Ltd., a company organized under the laws of Bermuda ("Fletcher") pursuant to that certain Agreement, dated March 12, 2010, between the Company and Fletcher (the "Agreement ");

WHEREAS, Company and Fletcher have entered into an Amendment to Agreement, dated July 15, 2010 (the "Main Amendment"), providing, among other things, for certain amendments to the Agreement;  and

WHEREAS, it is a condition to effectiveness of the Main Amendment that Company amend the Warrant as provided herein;

NOW, THEREFORE, in consideration of the foregoing, the undersigned hereby agrees as follows:

1.             Section 1.6 of the Warrant is hereby amended to add the following sentence at the end thereof:

"The Warrant Term shall also be extended by a number of days equal to that number of days in the period commencing on July 2, 2010 and ending on the earlier of the date the Initial Registration Statement is declared effective by the SEC and the Required Registration Date of the Initial Registration Statement."

2.             The relevant portion of Section 9(a)(ii) of the Warrant is hereby amended to replace the notice address for communications sent to Company's outside counsel with the following:

"Morris, Manning & Martin, LLP
1600 Atlanta Financial Center
3343 Peachtree Road, NE
Atlanta, Georgia 30326
Attn: David Calhoun
Telephone: (404) 504-7613
Facsimile: (404) 365-9532"

Except only for the amendments expressly referred to above in Sections 1 and 2 hereof, no other changes, amendments or modifications are being made to the Warrant, which remains in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, ANTs software inc. has caused this Amendment to Warrant to be signed by its duly authorized officer.

Dated: July 15, 2010

ANTS SOFTWARE INC.

By:  /s/ David A. Buckel
Name:   David A. Buckel
Title:   CFO/Secretary

ATTEST:

/s/ David A. Buckel

Secretary